UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 3, 2026

Everest Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 Hamilton, Bermuda		HM 19

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	EG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 8.01    OTHER EVENTS

As previously disclosed, effective January 1, 2026, Everest Group, Ltd. (the "Company") changed its reportable segments to: Reinsurance Treaty, Global Wholesale & Specialty, and Legacy following the sale of the renewal rights for its Commercial Retail Insurance business in the U.S. and certain regions globally to American International Group, Inc. Accordingly, the Company has revised the presentation of its reportable segments within its Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on February 26, 2026 (the "2025 Form 10-K"), to reflect the way it currently manages and views its business. In this Current Report on Form 8-K, the Company has recast certain sections from its 2025 Form 10-K to give retroactive effect to the change in reportable segments.

This Current Report on Form 8-K should be read in conjunction with our 2025 Form 10-K.

The following subparts of the 2025 Form 10-K (collectively, the "Recast Sections"), are being recast to retroactively reflect the change in reportable segments, as shown in Exhibit 99.1 to this Current Report on Form 8-K:

•Part I, Item 1. Business;
◦Business and Underwriting Strategy.
◦Segments Overview.

•Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;
◦Overview.
◦Financial Summary.
◦Revenues.
◦Claims and Expenses.
◦Segment Results.
▪Reinsurance Treaty.
▪Global Wholesale & Specialty.
▪Legacy.
◦Financial Condition
◦Loss and LAE Reserves.

•Part II, Item 8. Financial Statements and Supplementary Data; and
◦Footnote 1. Summary of Significant Accounting Policies.
▪M. Segmentation.
◦Footnote 4. Reserve for Losses and LAE.
◦Footnote 7. Segment Reporting.

•Part IV, Item 15. Exhibits, Financial Statement Schedules.
◦Schedule III - Supplemental Insurance Information.

The Recast Sections are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

	Exhibit No.	Description

	23.1	Consent of Independent Registered Public Accounting Firm - KPMG
	23.2	Consent of Independent Registered Public Accounting Firm - PWC
	99.1	Recast Sections in 2025 Form 10-K
Part I, Item 1. Business
Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Result of Operations
Part II, Item 8. Financial Statements and Supplementary Data
Part IV, Item 15. Exhibits, Financial Statement Schedules

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST GROUP, LTD.

By:	/s/ ROBERT J. FREILING
Robert J. Freiling
Senior Vice President and Chief Accounting Officer

Dated: June 3, 2026

EXHIBIT INDEX

Exhibit Number	Description of Document

23.1	Consent of Independent Registered Public Accounting Firm - KPMG

23.2	Consent of Independent Registered Public Accounting Firm - PWC

99.1	Recast Sections in 2025 Form 10-K

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)